UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2014

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
333-151381                                                                           20-8325616
(Commission File Number)                                                                                     (IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Definitive Material Agreement.

On June 26, 2014, FluoroPharma Medical, Inc. (the “Company,” “we” or “us”) and The General Hospital Corporation, d/b/a Massachusetts General Hospital (“MGH”) entered into two license agreements (the “Agreements”), which Agreements replace the single license agreement between the Company and MGH dated April 27, 2009, as amended by letter dated June 21, 2011 and agreement dated October 31, 2011 (the “Original Agreement”). The Agreements provide exclusive licenses for our two lead product candidates, BFPET and CardioPET, two of the three cardiac imaging technologies covered by the Original Agreement.  The Company and MGH are in discussions regarding the exclusive license to VasoPET, the third product candidate covered by the Original Agreement, our rights to which ceased upon the termination of the Original Agreement contemporaneously with the execution of the new Agreements.

The Agreements were entered into primarily for the purpose of separating the Company’s rights and obligations with respect to its different product development programs.

Each of the Agreements requires us to pay MGH an initial license fee of $175,000 and annual license maintenance fees aggregating $250,000.  The Agreements require us to meet certain obligations, including, but not limited to, meeting certain development milestones relating to clinical trials and filings with the United States Food and Drug Administration. MGH has the right to cancel or make non-exclusive certain licenses on certain patents should we fail to meet stipulated obligations and milestones.  Additionally, upon commercialization, we are required to make specified milestone payments and royalties on commercial sales.

Copies of the Agreements are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the description thereof contained in this Current Report on Form 8-K is qualified in its entirety be reference to such exhibits.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1*	License Agreement (Number A220395) dated as of June 1, 2014 between the Registrant and The General Hospital Corporation, d/b/a Massachusetts General Hospital
10.2*	License Agreement (Number A220396) dated as of June 1, 2014 between the Registrant and The General Hospital Corporation, d/b/a Massachusetts General Hospital

*Confidential treatment has been requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2014

FLUOROPHARMA MEDICAL, INC.

By: /s/ Johan M. (Thijs) Spoor Name Johan M. (Thijs) Spoor Title: CEO and President